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                                                                      Exhibit 1i

                             ARTICLES SUPPLEMENTARY

                                       TO

            THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.


     BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Immediately prior to the filing of these Articles Supplementary
     (i) the Corporation was authorized to issue twenty billion (20,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of twenty million dollars ($20,000,000), (ii) 19,600,000,000 authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's fifteen series as follows:

          BNY Hamilton Equity Income Fund
                   Institutional Class                      200,000,000
                   Investor Class                           200,000,000

          BNY Hamilton Intermediate
            Government Fund
                   Institutional Class                      200,000,000
                   Investor Class                           200,000,000

          BNY Hamilton Intermediate New
            York Tax-Exempt Fund
                   Institutional Class                      200,000,000
                   Investor Class                           200,000,000

          BNY Hamilton Money Fund
                   Hamilton Class                         3,000,000,000
                   Hamilton Premier Class                 3,000,000,000
                   Hamilton Classic Class                 3,000,000,000

          BNY Hamilton Treasury Money Fund
                   Hamilton Class                         2,000,000,000
                   Hamilton Premier Class                 2,000,000,000
                   Hamilton Classic Class                 2,000,000,000

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          BNY Hamilton Large Cap Growth Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Small Cap Growth Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton International Equity Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Intermediate Investment Grade Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Intermediate Tax-Exempt Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Large Cap Value Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Small Cap Value Fund
                   Institutional Class                       200,000,000
                   Investor Class                            200,000,000

          BNY Hamilton Large Cap Growth CRT Fund             200,000,000

          BNY Hamilton Small Cap Growth CRT Fund             200,000,000

          BNY Hamilton International
             Equity CRT Fund                                 200,000,000


               and (iii) the remaining 400,000,000 authorized shares of Common Stock were undesignated as to series or class.

               SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as

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amended, and Section 2-105 of the Maryland General Corporation Law to classify and reclassify authorized but unissued shares of Common Stock and of each seriesthereof, the Board of Directors has (i) reclassified as unissued 400,000,000 shares previously authorized for issuance to the BNY Hamilton Small Cap Value Fund, (ii) created the following named series of Common Stock: BNY Hamilton S&P 500 Index Fund and BNY Hamilton U.S. Bond Market Index Fund, each of which is divided into two classes, which are designated as the"Institutional" class and the "Investor" class and (iii) provided for the issuance of shares of each of the series and classes described in item (ii) above. Each series and class so created shall consist, until further changed, of the number of shares allocated to such series and class by the Board of Directors as set forth below:

             BNY Hamilton S&P 500 Index Fund
                      Institutional Class                        200,000,000
                      Investor Class                             200,000,000

             BNY Hamilton U.S. Bond Market Index Fund
                      Institutional Class                        200,000,000
                      Investor Class                             200,000,000

with the result that the authorized shares of Common Stock are now allocated as follows:

            BNY Hamilton Equity Income Fund
                     Institutional Class                            200,000,000
                     Investor Class                                 200,000,000

            BNY Hamilton Intermediate
              Government Fund
                     Institutional Class                            200,000,000
                     Investor Class                                 200,000,000

            BNY Hamilton Intermediate New
              York Tax-Exempt Fund
                     Institutional Class                            200,000,000
                     Investor Class                                 200,000,000

            BNY Hamilton Money Fund
                     Hamilton Class                               3,000,000,000
                     Hamilton Premier Class                       3,000,000,000
                     Hamilton Classic Class                       3,000,000,000


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            BNY Hamilton Treasury Money Fund
                     Hamilton Class                               3,000,000,000
                     Hamilton Premier Class                       3,000,000,000
                     Hamilton Classic Class                       3,000,000,000

             BNY Hamilton Large Cap Growth Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton Small Cap Growth Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton International Equity Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton Intermediate Investment Grade Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton Intermediate Tax-Exempt Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton Large Cap Value Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton Large Cap Growth CRT Fund               200,000,000

             BNY Hamilton Small Cap Growth CRT Fund               200,000,000

             BNY Hamilton International
                Equity CRT Fund                                   200,000,000

             BNY Hamilton S&P 500 Index Fund
                      Institutional Class                         200,000,000
                      Investor Class                              200,000,000

             BNY Hamilton U.S. Bond Market Index Fund

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               Institutional Class                   200,000,000
               Investor Class                        200,000,000

     and there are no remaining authorized but undersigned shares of Common
Stock.


          THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992 and January 22, 1997, and supplemented by Articles Supplementary, dated June 29, 1994, August 15, 1995, January 22, 1997, April 30, 1999 and
     September 20, 1999.

          FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

          FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue remains unchanged.


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                  IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on 15 February, 2000.

WITNESS:                                    BNY HAMILTON FUNDS, INC.


         /s/ Alaina Metz                         /s/ Michael Grunewald
By:_________________________                By:_________________________
Name:                                       Name:
Title:                                      Title:



                  THE UNDERSIGNED, Vice President of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                              /s/ Michael Grunewald

                                              ---------------------------------
                                              Name:

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